Income Taxes	12 Months Ended
Mar. 31, 2017
Predecessor
Income Taxes

11. INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of March 31, 2017 and 2016:

	2017	2016
Deferred tax assets:
NOL carryover	$18,372,400	$18,771,905
Related party accrued payroll	2,200	203,373
Deferred tax liabilities:	-	-
Valuation allowance	(18,374,600)	(18,975,278)
Total long-term deferred income tax assets	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended March 31, 2017 and 2016 due to the following:

	2017	2016
Book income (loss)	$754,100	$(715,500)
Non-cash interest expense	387,400	175,100
Stock for services	239,800	31,600
Gain on settlement – derivative and equity derived	(1,006,900)	-
Stock for payables	278,000	3,400
Gain on derivative liability	(36,200)	(84,000)
Related party accruals	(220,600)	68,100
Amortization of prepaid expenses with stock	-	41,200
Fines and penalties	3,900	-
NOL utilization	(399,500)	-
Valuation allowance	-	480,100
Total long-term deferred income tax assets	$-	$-

At March 31, 2017, the Company had net operating loss carryforwards of approximately $42,726,000 that may be offset against future taxable income for the year 2018 through 2037.  No tax benefit from continuing or discontinued operations have been reported in the March 31, 2017 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operation loss carryforwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The Company complies with the provisions of FASB ASC 740 in accounting for its uncertain tax positions.  ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. The Company had no accruals for interest and tax penalties at March 31, 2016 and 2015.

The Company does not expect the amount of unrecognized tax benefits to materially change within the next twelve months.

The Company is required to file income tax returns in the U.S. Federal jurisdiction, in New York State, New Jersey, and in Utah. The Company is no longer subject to income tax examinations by tax authorities for tax years ending before March 31, 2013.